                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.  )

Filed by the Registrant                            [X]
Filed by a Party other than the Registrant         [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              IRONSTONE GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              IRONSTONE GROUP, INC.
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

2. Aggregate number of securities to which transaction applies:

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3.      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

4. Proposed maximum aggregate value of transaction:

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5. Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.      Amount Previously Paid:

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7.      Form, Schedule or Registration Statement No.:

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8.      Filing Party:

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9.      Date Filed:

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



                              IRONSTONE GROUP, INC.
                        9665 CHESAPEAKE DRIVE, SUITE 430
                               SAN DIEGO, CA 92123


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 1, 1998

TO THE STOCKHOLDERS OF IRONSTONE GROUP, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of IRONSTONE GROUP, INC., a Delaware corporation (the "Company"), will be held on Monday, June 1, 1998 at 10:00 a.m. local time at the Company's principal offices at 9665 Chesapeake Drive, Suite 430, San Diego, CA 92123 for the following purposes:

1. To elect directors to serve for the ensuing year and until their successors are elected;

2. To ratify the selection of Deloitte & Touche, LLP as independent public accountants of the Company for its fiscal year ending December 31, 1998; and

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on April 23, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.



                                       By Order of the Board of Directors




                                       Gerald G. Pinkston
                                       Secretary


San Diego, California
April 30, 1998

        ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.





                                       1.

                              IRONSTONE GROUP, INC.
                        9665 Chesapeake Drive, Suite 430
                               San Diego, CA 92123

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                  June 1, 1998

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

        The enclosed proxy is solicited on behalf of the Board of Directors of Ironstone Group, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on June 1, 1998, at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's principal offices at 9665 Chesapeake Drive, Suite 430, San Diego, CA 92123. The Company intends to mail this proxy statement and accompanying proxy card on or about April 30, 1998, to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

        The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

        Only holders of record of Common Stock at the close of business on April 23, 1998 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 23, 1998 the Company had outstanding and entitled to vote [1,487,851] shares of Common Stock.

        Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon. With respect to the election of directors, stockholders may exercise cumulative voting rights. Under cumulative voting, each holder of Common Stock will be entitled to two votes for each share held. Each stockholder may give one candidate, who has been nominated prior to voting, all the votes such stockholder is entitled to cast or may distribute such votes among as many such candidates as such stockholder chooses. (However, no stockholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and at least one stockholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes). Unless the proxyholders are otherwise instructed, stockholders, by means of the accompanying proxy, will grant the proxyholders discretionary authority to cumulate votes.

        All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

        Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 9665



                                       2.

Chesapeake Drive, Suite 430, San Diego, CA 92123, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

        Proposals of stockholders that are intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by the Company not later than December 31, 1998 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

        There are two nominees for the two Board positions presently authorized in the Company's Bylaws. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company, both directors having been elected by the stockholders.

        Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below, subject to the discretionary power to cumulate votes. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

        In the event that the Company has received advance notice of a stockholder's intention to cumulate votes, the two candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors of the Company. Should the Company not receive such notice, the directors will be elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

                        THE BOARD OF DIRECTORS RECOMMENDS
                      A VOTE IN FAVOR OF EACH NAMED NOMINEE

NOMINEES

        The names of the nominees and certain information about them are set forth below:

                                                                 PRINCIPAL OCCUPATION/
         NAME                 AGE           DIRECTOR SINCE       POSITION HELD WITH THE COMPANY
William R. Hambrecht          62                 1997            President of W.R. Hambrecht & Co., LLC

Edmund H. Shea, Jr.(1)        68                 1993            Executive Vice President of
                                                                 J.F. Shea Co., Inc.

---------------

(1)  Member of the Audit Committee and the Compensation Committee.




                                       3.

        WILLIAM R. HAMBRECHT has served as a director of the Company since April 1997. He is President of W.R. Hambrecht & Co., LLC, an entrepreneurial investment firm in San Francisco. Until January 1, 1998, Mr. Hambrecht served as Chairman of Hambrecht & Quist Group and its principal subsidiary, Hambrecht & Quist LLC. Mr. Hambrecht also serves on the Boards of Directors of Adobe Systems Incorporated and several privately-held companies. He holds a B.A. degree from Princeton University.

        EDMUND H. SHEA, JR. has served as a director of the Company since October 1993. He is a co-founder of J.F. Shea Co., Inc., a diversified construction, land development and venture capital investment company, and has served as its Executive Vice President and a director since 1954. He is also a director of ADAC Laboratories, Inc., Hambrecht & Quist Group and several privately-held companies. He holds a B.S. degree from M.I.T.

BOARD COMMITTEES AND MEETINGS

        During the fiscal year ended December 31, 1997 the Board of Directors held two meetings. The Board has an Audit Committee and a Compensation Committee.

        The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit, discuss the financial statements and recommend to the Board the independent auditors to be retained. The Audit Committee is currently composed of Mr. Shea, was constituted in October 1993 and did not meet during 1997.

        The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is currently composed of Mr. Shea, was constituted in October 1993 and did not meet during 1997.

                                   PROPOSAL 2

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors has selected Deloitte & Touche, LLP as the Company's independent public accountants for the fiscal year ending December 31, 1998 and has further directed that management submit the selection of independent public accountants for ratification by the stockholders at the Annual Meeting. Deloitte & Touche, LLP has served as the Company's independent public accountants since the Company's 1994 fiscal year. Representatives of Deloitte & Touche, LLP are expected to be present at the Annual Meeting or to be available by telephone during the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Stockholder ratification of the selection of Deloitte & Touche, LLP as the Company's independent public accountants is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Deloitte & Touche, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in their discretion may direct the appointment of a different independent public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Deloitte & Touche, LLP.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of the Company's Common Stock as of March 20, 1998 by: (i) each director and nominee for director; (ii) the Company's Chief Executive Officer;
(iii) all




                                       4.

officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                            BENEFICIAL OWNERSHIP (1)

                                                         NUMBER OF SHARES     PERCENT OF
BENEFICIAL OWNER                                         OF COMMON STOCK       TOTAL(2)
Venture Capital Entities affiliated with
  Hambrecht & Quist Group(3).......................         1,092,290            73.41
    One Bush Street
    San Francisco, CA  94104

William R. Hambrecht(3)(4).........................         1,093,011            73.43
    550 15th Street
    San Francisco, CA  94103

Edmund H. Shea, Jr.(5).............................            49,245             3.30

Gerald G. Pinkston(6)..............................            10,000              *

All executive officers and directors
  as a group (3 persons)(7)........................         1,152,256            76.60



------------
* Less than one percent.

(1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned

(2) Applicable percentages are based on 1,487,851 shares outstanding on March 20, 1998, adjusted as required by rules promulgated by the SEC.

(3) Represents shares beneficially owned by Hambrecht & Quist Group (4,596 shares) and associated entities, including the following entities: H&Q Ventures IV (131,989 shares), Hambrecht & Quist California (242,904 shares), Hambrecht & Quist Incorporated (3,656 shares), Hambrecht & Quist Venture Partners (128,875 shares), The Hambrecht 1980 Revocable Trust (346,754 shares), Hamquist (2,551 shares) and Venture Associates (BVI) Limited (230,965 shares).

(4) Includes 721 shares subject to outstanding options that were exercisable on March 20, 1998 or will become exercisable within 60 days thereafter and 346,754 shares held by the Hambrecht 1980 Revocable Trust, of which Mr. Hambrecht is a Trustee. Includes 745,536 shares held by Hambrecht & Quist Group and associated entities, with which Mr. Hambrecht was affiliated and thereby subject to aggregation requirements until April 6, 1998. Accordingly, as of March 20, 1998, Mr. Hambrecht may have been deemed to share voting and investment power over those shares held by Hambrecht & Quist Group and associated entities. Mr. Hambrecht disclaims beneficial ownership as to all shares held by Hambrecht & Quist Group and associated entities, except to the extent of his pecuniary interest therein.

(5) Includes (i) 5,735 shares subject to outstanding options that were exercisable on March 20, 1998 or will become exercisable within 60 days thereafter, (ii) 38,130 shares held by the E&M RP Trust, of which Mr. Shea is a trustee and (iii) 5,380 shares held by Shea Associates Partners 1983-1, in which Mr. Shea is a partner. Does not include shares held by the following persons or entities as to which Mr. Shea has disclaimed beneficial ownership: John F. Shea Family Trust (18,753 shares) and Peter
     O. Shea (32,294).

(6) Includes 10,000 shares subject to outstanding options that were exercisable on March 20, 1998 or will become exercisable within 60 days thereafter.


                                       5.

(7)  Includes shares described in notes 4, 5 and 6 above.


                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

        Each non-employee director of the Company is entitled to receive a fee for each meeting attended in person (plus $500 for each committee meeting attended by committee members on a day other than a Board meeting date). In the fiscal year ended December 31, 1997, non-employee directors did not receive any compensation. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

        Outside directors also receive stock option grants under the Company's 1993 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Only non-employee directors of the Company or an affiliate of such directors (as defined in the Internal Revenue Code of 1986, as amended from time to time, hereinafter the "Code") are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan are not intended to qualify as incentive stock options under the code.

        The Directors' Plan provides for the automatic grant of options to purchase shares of Common Stock to non-employee directors. In October 1993, Mr. Shea received an option to purchase 1,600 shares of Common Stock at an exercise price of $3.00 per share. In addition, upon compliance by the Company with certain securities law requirements in May 1995, Mr. Shea received, pursuant to the terms of the Directors' Plan, an option to purchase 375 shares of Common Stock at an exercise price of $4.00 per share and an additional option to purchase 1,600 shares of Common Stock at an exercise price of $4.00 per share. All options under the Directors' Plan have been or will be granted at fair market value on the date of grant. The Directors' Plan also provides that any future non-employee director who is elected or appointed to the Board for the first time shall, upon the date of his initial election or appointment, automatically be granted an option to purchase 1,600 shares of Common Stock. In addition, the Directors' Plan provides that on the first business day of each calendar year, each person who is then serving as a non-employee director of the Board shall be granted an option to purchase up to 1,600 shares of Common Stock, the exact number being based pro rata on the portion of the preceding year that the non-employee director served as such. Consequently, on January 2, 1997, and again on January 2, 1998, Mr. Shea received an option to purchase 1,600 shares of Common Stock at an exercise price of $0.50 and $1.3125 per share, respectively. In addition, on April 1, 1997 and again on January 2, 1998, Mr. Hambrecht received an option to purchase 1,600 shares and 1,200 shares of Common Stock, respectively, at an exercise price of $0.50 and $1.3125 per share, respectively. Options under the Directors' Plan have a ten-year term; however, each option will terminate prior to the expiration date if the optionee's service as a non-employee director, or, subsequently, as an employee, of the Company terminates. The exercise price of each option under the Directors' Plan must be equal to the fair market value of the Common Stock subject to the option on the date of grant. All options issued pursuant to the Directors' Plan vest at a rate of 1/36 per month for 36 months following the date of the grant of the option, or in the event the grant was delayed pending compliance by the Company with certain securities law requirements, the date from which the grant was delayed.

COMPENSATION OF EXECUTIVE OFFICERS

                             SUMMARY OF COMPENSATION

        The following table shows for the fiscal year ended December 31, 1997, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer. The Company's Chief Executive Officer has served in this capacity since January 1, 1997 and no other executive officers earned more than $100,000 during the fiscal year ended December 31, 1997.

  NAME AND PRINCIPAL                                           OTHER ANNUAL         ALL OTHER
       POSITION            YEAR      SALARY($)      BONUS     COMPENSATION($)    COMPENSATION($)
Gerald G. Pinkston         1997     $353,005.41    $95,000          --             $1,024.78(1)
  Chief Executive          1996              --                     --                    --
  Officer, Treasurer



                                       6.

  and Secretary

------------------------

(1) The Company contributed $1,024.78 to Mr. Pinkston's 401(k) plan as employer matching during the fiscal year ended December 31, 1997.


                        STOCK OPTION GRANTS AND EXERCISES

        The 1994 Equity Incentive Plan (the "Plan") provides for the grant of
(i) both incentive and nonstatutory stock options and (ii) rights to purchase restricted stock, together "Stock Awards," to the Company's directors, officers and employees. Directors who are not salaried employees of or consultants to the Company or to any affiliate of the Company are not eligible to participate in the Plan. As of March 20, 1998, options to purchase a total of 12,770 shares were outstanding under the Plan, no shares had been purchased pursuant to the Plan and 227,230 shares remained available for future issuance thereunder.

        The Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the Plan and, subject to the provisions of the Plan, to determine the number of persons to whom and the dates on which Stock Awards will be granted, the number of shares to be subject to each Stock Award, the time or times during the term of each Stock Award within which all or a portion of such Stock Award may be exercised, the type or types of such Stock Awards to be granted, the exercise price of such Stock Award when appropriate and other terms of the Stock Award.

        The maximum term of options under the Plan is typically ten years, however, in the event that an optionee's service to the Company terminates, that optionee's options will expire 90 days after the optionee's service to the Company terminates. Option grants under the Plan typically vest over a five-year period at the rate of 1/10 on the date six months after the date of grant and 1/60 per month thereafter. The exercise price of nonstatutory options may not be less than 85 % of the fair market value of the Common Stock subject to the option on the date of grant; the exercise price of incentive options may not be less than 100% of the fair market value of the Common Stock subject to the option on the date of the grant.

        No options or rights to purchase restricted stock were granted to the Company's executive officers during the fiscal year ended December 31, 1997.







                                       7.

        The following table shows for the fiscal year ended December 31, 1997 certain information regarding options exercised by and held at year end by the Company's executive officers:

           AGGREGATED OPTION EXERCISES IN FISCAL FISCAL YEAR 1997, AND
                    OPTION VALUES AT END OF FISCAL YEAR 1997

                                                             NUMBER OF
                                                             SECURITIES        VALUE OF
                                                             UNDERLYING        UNEXERCISED
                                                             UNEXERCISED       IN-THE-MONEY
                                                             OPTIONS/SARS AT   OPTIONS AT
                                                             FY-END(#)         FY-END($)
                      SHARES ACQUIRED      VALUE             EXERCISABLE/      EXERCISABLE/
NAME                  ON EXERCISE(#)       REALIZED($)       UNEXERCISABLE     UNEXERCISABLE(1)
Gerald G. Pinkston          --                 --             9,422 / 578           0 / 0
Erin M. Mostecky(2)         --                 --               133 / 232           0 / 0


-------------------

(1) Represents the fair market value of the underlying shares on December 31, 1997 less the exercise price.

(2) Ms. Mostecky served as the Company's Chief Financial Officer and Treasurer from January 1997 to October 1997. Ms. Mostecky resigned as of October 1997 and is no longer an employee of the Company.


                 EMPLOYMENT AGREEMENTS AND CERTAIN TRANSACTIONS

        On October 14, 1993, a subsidiary of the Company, Belt Perry Associates, Inc., a California corporation ("BPC"), entered into an employment agreement (the "1993 Agreement") with Mr. Pinkston for services as President of BPC. The 1993 Agreement specifies compensation and incentive amounts if certain BPC profit goals are achieved. The term of the 1993 Agreement was from October 14, 1993 until December 31, 1996, however, Mr. Pinkston continues to be eligible for certain incentive amounts until such time as his employment with the Company is terminated. As a result of BPC meeting certain profit goals for the fiscal years ended December 31, 1995 and 1996, an aggregate of $202,022 in incentive payments were made to Mr. Pinkston in fiscal 1997.

        On May 12, 1995, BPC purchased from Mr. Pinkston 167 shares of BPC's issued and outstanding shares of Common Stock in exchange for $320,000 cash and a promise to pay $100,000, to be paid $50,000 on each of May 1, 1996 and May 1, 1997. BPC's obligation to pay was secured by the shares of Common Stock. Both payments were made in full on May 1, 1996 and May 1, 1997.

        On April 1, 1997, BPC and Belt Perry Associates, Inc., an Arizona corporation ("BPA"), entered into an employment agreement (the "1997 Agreement") with Mr. Pinkston. The 1997 Agreement specifies compensation and incentive amounts and includes non-competition and non-solicitation clauses. Bonuses and other incentive amounts are to be paid if certain cash and profit goals are achieved by BPA and BPC for 1997 and 1998. As a result of BPA and BPC meeting certain cash and profit goals for 1997, bonuses for a total of $95,000 became payable to Mr. Pinkston as of December 31, 1997, and accordingly, is currently due.

        On July 17, 1997, BPC purchased from Mr. Pinkston 166 shares of BPC's issued and outstanding shares of Common Stock in exchange for $101,433 cash.





                                       8.

                                  OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                       By Order of the Board of Directors




                                       GERALD G. PINKSTON
                                       Secretary



April 30, 1998

        A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-KSB for the fiscal year ended December 31, 1997 is available without charge upon written request to: Patricia M. Nicolas, Corporate Controller, Ironstone Group, Inc., 9665 Chesapeake Drive, Suite 430, San Diego, CA 92123.











                                       9.

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                             IRONSTONE GROUP, INC.

                                  JUNE 1, 1998



                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

      PLEASE MARK YOUR
A [X] VOTES AS IN THIS
      EXAMPLE.

                                                             WITHHOLD AUTHORITY
                             FOR all nominees listed at         to vote for
                              right (except as marked           all nominees
                              to the contrary below).         listed at right

PROPOSAL 1: To elect
directors to hold office                [ ]                          [ ]
and until their next Annual
Meeting of Stockholders and until their successors are elected.

To withhold authority to vote for any nominee(s) write such nominee(s) name(s) below.

_____________________________________________________


MANAGEMENT RECOMMENDS A VOTE FOR THE
NOMINEES FOR DIRECTOR LISTED BELOW.

NOMINEES:  William R. Hambrecht
           Edmund H. Shea, Jr.

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 2.             FOR   AGAINST   ABSTAIN

PROPOSAL 2: To ratify selection of Deloitte & Touche,
            LLP as independent public accountants        [ ]     [ ]       [ ]
            of the Company for its fiscal year ending
            December 31, 1998.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.



SIGNATURE ______________________ SIGNATURE _________________ DATE ______ , 1998


NOTE: Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

                             IRONSTONE GROUP, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 1, 1998

     The undersigned hereby appoints Gerald G. Pinkston and Patricia M. Nicolas, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Ironstone Group, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Ironstone Group, Inc. to be held at Ironstone Group, Inc.'s principal offices at 9665 Chesapeake Drive, Suite 430, San Diego, California 92123 on Monday, June 1, 1998 at 10:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

     UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTORS LISTED ON THE REVERSE SIDE OF THIS PROXY CARD.


                           (CONTINUED ON OTHER SIDE)